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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                                 APRIL 24, 2002
                Date of Report (Date of Earliest Event Reported)

                                  BIGMAR, INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                   001-14416                 31-1445779
(State or Other Jurisdiction of    (Commission File No.)      (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                 9711 SPORTSMAN CLUB ROAD, JOHNSTOWN, OHIO 43031
              (Address of Principal Executive Offices and Zip Code)

                                 (740) 966-5800
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)



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ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

         As previously reported in the Company's Current Report on Form 8-K, filed on April 19, 2002 (the "April 8-K"), Cynthia R. May, Timothy Carroll and Kevin Ryan resigned as directors of Bigmar, Inc. (the "Company"), effective April 15, 2002. At the time of their resignations, none of Cynthia R. May, Timothy Carroll or Kevin Ryan indicated that they were resigning for cause. Subsequently, on April 24, 2002, Mr. John Hodgson tendered his resignation. Messrs. Carroll, Ryan and Hodgson, together with Ms. May (the "May Directors") represented one of the two groups that was competing for the control of the Company in certain control litigation involving the Company (the "Control Litigation") in the Court of Chancery of the State of Delaware, in and for New Castle County (the "Chancery Court"), encaptioned IN RE BIGMAR, INC., SECTION 225 LITIGATION, Consolidated Civil Action No. 19289-NC. The Control Litigation has been disclosed in the Company's Current Report on Form 8-K filed as of December 31, 2001 (the "December 8-K"); and the outcome of that Control Litigation was disclosed in the Company's Current Report on Form 8-K that was filed on April 19, 2002. Ms. May had attempted to wrest control of the Board of Directors via a shareholder consent that purported to remove Messrs. Tramontana, Kramer, Rohrer, Pedrani and Service as directors. The decision issued in the Control Litigation by Vice Chancellor Jacobs on April 5, 2002 in a Memorandum Opinion (the "Opinion"), a complete copy of which is filed as an exhibit to the April 8-K(1), inter alia, invalidated Ms. May's attempts to remove Messrs. Tramontana, Kramer, Rohrer, Pedrani and Service as directors, and thwarted Ms. May's attempts to wrest control of the Company.

         The Chancery Court further held that the de jure directors of the Company were those persons in office on November 15, 2001: Cynthia R. May, John
G. Tramontana, Massimo Pedrani, Philippe J.H. Rohrer, Bernard Kramer, Declan Service, John S. Hodgson, Timothy Carroll and Kevin Ryan. Following the issuance of the Chancery Court's order disposing of the Control Litigation, the May Directors constituted a minority of the Board of Directors of the Company; and Messrs. Tramontana, Kramer, Rohrer, Pedrani and Service constituted a majority of the directors then in office. At the Special Meeting of the Board of Directors of the Company, held on April 16, 2002, Henry Toh and Richard Aulicino were appointed to fill two (2) vacancies on the Board of Directors. As of April 30, 2002 the Board consisted of seven (7) directors, Messrs. Tramontana, Kramer, Rohrer, Pedrani, Service, Aulicino and Toh, and two (2) vacancies.

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(1) Any reference to the Opinion is qualified in its entirety by the text of the
Opinion, a true copy of which was attached as an Exhibit to the April 8-K. All readers of this Current Report are encouraged to read the entire text of the Opinion.



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         Mr. Hodgson's resignation letter, dated Wednesday, April 24, 2002, states in relevant part as follows:

                      "Over many months, the American directors of the Company
             and I have had great difficulty obtaining timely, adequate and complete information regarding the Company's finances and operations. Consequently, it was becoming increasingly more difficult for me to function effectively as a director of the Company. The manner in which the April 16, 2002 meeting of the Company's board of directors was noticed, with a very full agenda and virtually no other supporting information, forced my decision to resign prior to that meeting."

         Mr. Hodgson's resignation letter is nearly identical to letters delivered by Mr. Carroll and Ms. May on April 22, 2002 and April 24, 2002, respectively, although Ms. May's resignation letter contains more extensive discussion of the same subject matter. With the exception of Mr. Hodgson, each of the May Directors previously transmitted emails on April 15, 2002 to the Company stating that he or she had resigned as a director. (Those emails did not state any cause for the resignations of Messrs. Carroll and Ryan, and Ms. May; and they are hereafter referred to as the "Resignation Emails"; the resignation letters issued by Mr. Carroll and Ms. May approximately one (1) week following their respective issuance of the Resignation Emails are hereafter referred to as the "Afterthought Resignation Letters"; and the Afterthought Resignation Letters and the resignation letter issued by Mr. Hodgson are hereafter referred to as the "Resignation Letters.")(2)

         Each of the Afterthought Resignation Letters recites reasons for the respective director's resignation that may be characterized as a "disagreement" and therefore management has chosen to disclose their existence in connection with the report of Mr. Hodgson's resignation.

         Management believes that the Resignation Letters must be viewed in context. It is notable that (i) the May Directors, who complain of poor financial information flow and corporate governance procedures during and immediately following the Control Litigation are the same directors that participated as directors of the Company for at least ten months preceding their resignations, during which period the Board of Directors was controlled by Ms. May and during which time (prior to the control contest that commenced in mid-November 2001) Ms. May only called one (1) meeting of the Board of Directors; (ii) the Board of Directors of the Company was apparently in the control of Ms. May from approximately January 2001 until mid-November 2001; during her tenure, she routinely misled and coerced directors into executing unanimous director consents in order to authorize activity that she chose to implement; (iii) the May Directors are the same directors that the Chancery Court found had joined with Ms. May to boycott a board of directors meeting that Mr. Tramontana had called for November 16, 2001 to address serious issues, including, inter alia, the Company's short- and long-term financial viability;
(iv) Ms. May was found by the Chancery Court to have coerced and deceived the Board of Directors into entering into a Common Stock Purchase Agreement with Fusion Capital Fund II, LLC, an Illinois limited liability company, ("Fusion")(3) in the Fall of 2001; (v) during the Control Litigation,

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(2) Any references to Resignation Letters (as this term is defined herein) are qualified in their entirety by the texts of those Resignation Letters, true copies of which are attached hereto as Exhibits and are incorporated herein by reference. All readers of this Current Report are encouraged to read the entire texts of those letters.

(3) The terms and provisions of the Fusion transaction are described in the December 8-K. A copy of the Common Stock Purchase Agreement is attached as an Exhibit to the same December 8-K.

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the Company was governed by a Status Quo Board of Directors which included the
May Directors, and Messrs. Tramontana, Rohrer, Kramer and Pedrani; that Status Quo Board was put in place to run the Company during the Control Litigation by a Status Quo Order entered in the Chancery Court(4), and all of the activities of the Status Quo Board were subject to the oversight of the Chancery Court (thus, if the May Directors were getting inadequate information they had recourse to the Chancery Court, and the record will reflect they never availed themselves of that opportunity); and (vi) Ms. May was found by Vice Chancellor Jacobs to have been completely without credibility in the Control Litigation in the Opinion. Moreover, a detailed review of the items on the agenda for the April 16, 2002 Special Meeting of the Board of Directors reveals the lack of foundation of the allegations set forth in the May Directors' Resignation Letters relating to the alleged absence of information relating to the items to be addressed at the meeting.

         Set forth below is each of the items on the agenda for the April 16, 2002 Special Meeting of the Board of Directors, followed by a short description of the action taken and why the May Directors' arguments are not germane to the particular matter(5) (the following description is by its nature a summary, and certain business information that is not material to this discussion and is highly confidential has not been recited):

         1.       The Financial Condition and Results of Operations of the
                  Company.

                  The Chief Financial Officer, the Chief Operating Officer and the Vice President in charge of Research and Development made a detailed presentation at the meeting. No formal action (other than to accept the report) was taken. A financial report had been given and several hours attention had been spent on financial matters at the prior meeting of the Board of Directors, which had taken place on March 25, 2002, only three weeks before. During the pendency of the Control Litigation, hundreds of pages of financial information were prepared for and distributed to the directors. The last such written report had been delivered during the last week of March 2002.

         2. Authorization of the sale of 2,000,000 shares of common stock to Banca del Gottardo ("BDG") in consideration of $1,000,000 in U.S. currency, which funds were previously delivered to the Company by BDG in November 2001, at a price per share of $0.50.

                  This transaction had been a focal point of attention for the Board of Directors since the commencement of the Control Litigation, and each of the directors was fully aware of the previously agreed-upon terms. The proposal before the Board of Directors was to attempt to conclude the transaction on the same terms and conditions as had been previously disclosed to all of the directors and had been submitted to the Chancery Court in the Control Litigation. To date, the Company has not been successful in concluding that transaction because BDG is not satisfied with the price. The Company is in dialog with BDG and there can be no assurance that a mutually acceptable transaction will be concluded.

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(4) The terms and provisions of the December 20, 2001 Status Quo Order entered by the Chancery Court are described in the December 8-K. A copy of the of the Status Quo Order is also attached as an Exhibit to the same December 8-K.

(5) The Company has previously disclosed the Board actions taken at the April 16, 2002 Special Meeting in the April 8-K.

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         3.       Enlargement of the Board of Directors by a minimum of two and a maximum of four directors.

                  This item is self-explanatory. BDG has a right to appoint two of its nominees to the Board of Directors under existing agreements between the Company and BDG, and the Chairman wished to add several independent directors to the Board to improve the quality of the Board (see Item 4 below). In view of the resignations of Messrs. Carroll and Ryan, and Ms. May delivered the night before the April 16, 2002 meeting, creating three additional vacancies, there was no reason to pursue this item.

         4. Consideration of the appointment of two independent directors, Henry Toh and Richard Aulicino, to the Board of Directors.

                  Messrs. Toh and Aulicino's resumes were transmitted to all of the directors in advance of the meeting, and there was a conference call set up to afford all directors the opportunity to interview Messrs. Toh and Aulicino in advance of the meeting. Four directors participated, only one of whom was a May Director, i.e., Mr. Carroll. At the conclusion of the telephone call, Mr. Carroll observed that Messrs. Toh and Aulicino were highly qualified and precisely the kind of people that the Company needed on its Board of Directors.

         5. Consideration of the appointment of BDG's two designees to the Board of Directors.

                  BDG did not present its candidates in time for their consideration by the Board of Directors and no action was taken.

         6. Consideration of the removal of Cynthia R. May as President, and the appointment of John Tramontana as President, of the Company.

                  This item is self-explanatory and required no advance delivery of information, as both Ms. May and Mr. Tramontana were well known to all of the members of the Board of Directors at the time that the meeting was noticed. The Opinion, which was one of the bases of the decision to remove Ms. May, was equally available to the May Directors at the same time.

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         7.       Consolidation of corporate records and relocation of corporate offices.

                  When Ms. May became the President of the Company she moved the corporate records of the Company from its Johnstown, Ohio facility to a facility owned by a company affiliated with Ms. May, Saginaw Control & Engineering Corp. The Board of Directors wanted to assure that the subject records were returned to the Company's offices and were maintained outside the control of Ms. May, especially in light of its experience with Ms. May and of the findings of the Chancery Court, as well as the need for the Company to prepare its year-end financial statements. Further, since Ms. May was removed in her capacity as an executive officer of the Company, it would not be unexpected that a Board of Directors removing a corporate officer would demand that the officer return all corporate property in his or her possession, custody or control. This agenda item required no advance delivery of information to the May Directors.

         8. Consideration of the removal of Cynthia R. May as Secretary and the appointment of Philippe J.H. Rohrer as Secretary of the Company.

                  This is a self-explanatory item and required no advance delivery of information, as both Ms. May and Mr. Tramontana were well known to all of the members of the Board of Directors at the time that the meeting was noticed.

         9.       Consideration of the appointment of an assistant secretary.

                  Due to the geographically dispersed nature of the Company's operations, the Chairman thought that the Board of Directors might want to consider the appointment of an assistant secretary to make the execution and delivery of formal documents less difficult. No action was taken.

         10. Changes in the constituency of the standing committees of the Board of Directors.

                  The Chairman sought to involve the independent directors extensively in all of the committees, in an effort to make the governance of the Company more professional. Given the prior associations of Messrs. Carroll, Hodgson and Ryan with Harold Baldauf, Ms. May's father, the Chairman was concerned that the May Directors were less than independent. The matter further did not require extensive prior information in that the resumes and an opportunity for personal interviews of Mr. Toh and Mr. Aulicino, the independent directors, were made available in advance to all directors, including the May Directors.

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         11.      Consideration of the establishment of an Executive Committee and other committees.

                  It was determined that an Executive Committee already existed, and so no action was taken with respect thereto. Discussion was had regarding certain activities that had been the focus of attention in the Control Litigation, and it was determined to establish a Special Committee to address those matters and such other matters as may come to the Special Committee's attention.

         12.      Consideration of new material contracts.

                  The status of ongoing contract negotiations was reported upon. Thereafter, the Chairman wished to have the Board of Directors consider the establishment of a uniform policy that would govern the process of considering and authorizing new contracts. There was no proposal or predisposition regarding the terms of such a policy prior to the commencement of the meeting. Discussion was had at the meeting regarding the appropriate mechanism for the consideration and authorization of future contracts to which the Company may be a party, and a policy evolved from that discussion.

         13. The Annual Report on Form 10-K and United States securities law compliance.

                  The Company is delinquent in its filing of an Annual Report on Form 10-K. Substantial discussion was had regarding the dedication of resources and the timetable for the conclusion and filing of an Annual Report on Form 10-K. The May Directors were thoroughly familiar with the events of the resignation of the Company's prior independent accountants, and the difficulties in filing an Annual Report on Form 10-K.

         14.      Consideration of a Chief Financial Officer for U.S.
                  operations.

                  Discussion was had regarding whether the Company should hire a US Chief Financial Officer. No action was taken with respect to this issue.

         15. A report on the status of potential bids to purchase the Company by third parties.

                  During the Control Litigation various parties who stated that they were interested in purchasing the Company approached the Company. No potential acquirer formulated a proposal that was acceptable to the Company. No action was taken on this matter.

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         16.      Search for an Independent Auditor.

                  Discussion was had regarding potential auditors, and the Company discussed various parties who might be willing to serve in that role. No action was taken on this matter.

         17.      Such other matters as may properly come before the meeting.

                  This item is a catch-all to accommodate any other business that any director might desire to have addressed.

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ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS REQUIRED.

                  N/A.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  N/A.

         (c)      EXHIBITS.

                  99.9     Resignation Letter dated April 24, 2002 of John
                           Hodgson.

                  99.10    Resignation Letter dated April 24, 2002 of Cynthia
                           May.

                  99.11 Resignation Letter dated April 22, 2002 of Timothy Carroll.

                            [SIGNATURE PAGE FOLLOWS]

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                                 SIGNATURE PAGE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BIGMAR, INC.

Date:    May 1, 2002                          By: /s/ John G. Tramontana
                                              ----------------------------------
                                              John G. Tramontana
                                              Chairman of the Board, President
                                              and Chief Executive Officer

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